Summary Of Significant Accounting Policies	3 Months Ended	12 Months Ended
	Sep. 30, 2011	Jun. 30, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
3.	Summary of Significant Accounting Policies

Revenue Recognition

Revenues are principally earned from long-term contractual agreements to provide on-line curriculum, books, materials, computers and management services to virtual public schools, hybrid schools, traditional schools, school districts, public charter schools and private schools. In addition to providing the curriculum, books and materials under the virtual public school and hybrid school contracts from which most of the Company's revenue is derived, the Company is responsible for all aspects of the management of schools, including monitoring academic achievement, teacher hiring and training, compensation of school personnel, financial management, enrollment processing and procurement of curriculum, equipment and required services. The schools receive funding on a per student basis from the state in which the public school or school district is located. Shipments for schools that occur in the fourth fiscal quarter that are for the upcoming school year are recorded in deferred revenues.

Where the Company has determined that they are the primary obligor for substantially all expenses under these contracts, the Company records the associated per student revenue received by the school from its state funding school district up to the expenses incurred in accordance with ASC 605 — Revenue Recognition. For contracts in which the Company is not the primary obligor, the Company records revenue based on its net fees earned per the contractual agreement.

The Company generates revenues under contracts with virtual public schools and hybrid schools which include multiple elements. These elements include providing each of a school's students with access to the Company's on-line school and the on-line component of lessons; offline learning kits which include books and materials designed to complement and supplement the on-line lessons; the use of a personal computer and associated reclamation services; internet access and technology support services; the services of a state-certified teacher and; all management and technology services required to operate a virtual public school or hybrid school. In certain managed school contracts, our revenue is determined directly by per enrollment funding. As our services are performed over the fiscal year, we generally earn and recognize revenues ratably over that period.

The Company has determined that the elements of our contracts are valuable to schools in combination, but do not have standalone value. As a result, the elements within our multiple-element contracts do not qualify for treatment as separate units of accounting. Accordingly, the Company accounts for revenues received under multiple element arrangements as a single unit of accounting and recognizes the entire arrangement based upon the approximate rate at which we incur the costs associated with each element.

Under the contracts with the schools where the Company provides turnkey management services, the Company has generally agreed to absorb any operating losses of the schools in a given school year. These school operating losses represent the excess of costs incurred over revenues earned by the virtual public schools or hybrid schools as reflected on their financial statements. The costs include Company charges to the schools. The fact that a school has an operating loss in one year does not necessarily mean the Company anticipates losing money on the entire contract, however, a school operating loss may reduce the Company's ability to collect invoices in full. Accordingly, the Company's recognized revenues reflect this reduction. The Company amortizes the estimated school operating loss against revenues based upon the percentage of actual revenues in the period to total estimated revenues for the fiscal year. Management periodically reviews its estimates of full year school revenues and full year school operating expenses and amortizes the net impact of any changes to these estimates over the remainder of the fiscal year. Actual school operating losses may vary from these estimates or revisions, and the impact of these differences could have a material impact on results of operations. Since the end of the school year coincides with the end of the Company's fiscal year, annual revenues are generally based on actual school revenues and actual costs incurred in the calculation of school operating losses.

On December 1, 2010, the Company acquired The American Education Corporation (AEC), a leading provider of research-based core curriculum for kindergarteners through adult learners. AEC derives revenues from four sources: (1) annual subscription license revenues; (2) license revenues from non-cancelable perpetual license agreements; (3) related professional and support services and (4) hosting services to provide customers with access to its online courses.

We recognize revenue in accordance with ASC 605 when all of the following conditions are met: there is persuasive evidence of an arrangement; delivery has occurred or services have been rendered; the amount of fees to be paid by the customer is fixed and determinable; and the collectability of the fee is probable. Revenue from hosting services is recognized over the term of the hosting agreement.

Revenue from the licensing of curriculum under subscription arrangements where AEC provides online access to curriculum is recognized on a ratable basis over the subscription period starting the later of the first day of the subscription period or when all revenue recognition criteria identified above have been met. Revenue from the licensing of curriculum under subscription and non-cancelable perpetual arrangements where AEC is not providing access via hosting arrangement is recognized when all revenue recognition criteria have been met. Revenue from professional and support services include consulting and training services, which are deferred and recognized ratably over the service period.

Other revenues are generated from individual customers who prepay and have access for 12 or 24 months to curriculum via the Company's Web site. The Company recognizes these revenues pro rata over the maximum term of the customer contract, which is either 12 or 24 months. Revenues from associated offline learning kits are recognized upon shipment.

During the three months ended September 30, 2011 and 2010, approximately 56% and 50%, respectively, of the Company's revenues were recognized from schools we managed. During the three months ended September 30, 2011, we had contracts with two schools that represented approximately 7% and 9% of revenues. During the three months ended September 30, 2010, we had contracts with two schools that each individually represented approximately 12% of revenues. Approximately 13% and 12% of accounts receivable was attributable to a contract with one school as of September 30, 2011 and June 30, 2011.

Consolidation

The condensed consolidated financial statements include the accounts of the Company, its wholly-owned and affiliated companies that the Company owns, directly or indirectly, and all controlled subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

Inventories

Inventories consist primarily of schoolbooks and curriculum materials, a majority of which are supplied to virtual public schools and hybrid schools and utilized directly by students. Inventories represent items that are purchased and held for sale and are recorded at the lower of cost (first-in, first-out method) or market value. Excess and obsolete inventory reserves are established based upon the evaluation of the quantity on hand relative to demand. The excess and obsolete inventory reserve was $3.0 million and $2.9 million at September 30, 2011 and June 30, 2011, respectively

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

Series A Special Stock

The Company issued 2,750,000 shares of Series A Special stock in connection with its acquisition of KC Distance Learning, Inc. The holders of the Series A Special stock have the right to convert those shares into common stock on a one-for-one basis and for the right to vote on all matters presented to K12 shareholders, other than for the election and removal of directors, for which holders of the Series A Special stock have no voting rights.

Noncontrolling Interest

Earnings or losses attributable to other stockholders of a consolidated affiliated company are classified separately as "noncontrolling interest" in the Company's condensed consolidated statements of operations. Net loss attributable to noncontrolling interest reflects only its share of the after-tax earnings or losses of an affiliated company. Income taxes attributable to noncontrolling interest are determined using the applicable statutory tax rates in the jurisdictions where such operations are conducted. These rates vary from country to country. The Company's condensed consolidated balance sheets reflect noncontrolling interest within the equity section of the condensed consolidated balance sheets rather than in the mezzanine section of the condensed consolidated balance sheets, except for redeemable noncontrolling interest. Noncontrolling interest is classified separately in the Company's condensed consolidated statement of equity (deficit).

Redeemable Noncontrolling Interests

Noncontrolling interests in subsidiaries that are redeemable outside of the Company's control for cash or other assets are classified outside of permanent equity at fair value. The redeemable noncontrolling interests will be adjusted to their fair value at each balance sheet date. The resulting increases or decreases in the estimated redemption amount are affected by corresponding charges against retained earnings, or in the absence of retained earnings, additional paid-in-capital.

Goodwill and Intangibles

The Company records as goodwill the excess of purchase price over the fair value of the identifiable net assets acquired. Finite-lived intangible assets acquired in business combinations subject to amortization are recorded at their fair value in accordance with ASU Topic 350 — Intangibles — Goodwill and Other. Finite-lived intangible assets include trade names and non-compete agreements. Such intangible assets are amortized on a straight-line basis over their estimated useful lives.

In accordance with ASC Topic 360 — Property, Plant, and Equipment, the Company reviews its recorded finite-lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. If the total of the expected undiscounted future cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between fair value and the carrying value of the asset.

ASC 350 prescribes a two-step process for impairment testing of goodwill and intangibles with indefinite lives, which is performed annually, as well as when an event triggering impairment may have occurred. Goodwill and intangible assets deemed to have an indefinite life are tested for impairment on an annual basis, or earlier when events or changes in circumstances suggest the carrying amount may not be fully recoverable. The Company has elected to perform its annual assessment on May 31st of each year.

During the first quarter of 2011, the Company's goodwill increased by approximately $11.1 million due primarily to the acquisition of certain assets of Kaplan Virtual Education and Insight Schools (Kaplan/Insight Assets) a subsidiary of Kaplan, Inc (see Note 10). The Company did not experience a significant adverse change in its business climate and therefore does not believe a triggering event occurred that would require a detailed test of goodwill for impairment as of an interim date. Consequently, the first step of the goodwill impairment test will not be performed during the first quarter of 2012. The Company will complete its annual goodwill impairment test as of May 31, 2012.

The following table represents goodwill additions during the fiscal quarter ended September 30, 2011:

($ in millions)	Amount
Rollforward of Goodwill
Balance as of June 30, 2011	$55.6
Acquisition of certain Kaplan/Insight Assets	11.0
Other adjustments	0.1

Balance as of September 30, 2011	$66.7

The following table represents the balance of intangible assets as of September 30, 2011 and June 30, 2011.

Intangible Assets:

	September 30, 2011			June 30, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Trade names	$23.3	$(1.8)	$21.5	$23.3	$(1.6)	$21.7
Customer and distributor relationships	16.5	(1.9)	14.6	16.5	(1.3)	15.2
Developed technology	1.5	(0.5)	1.0	1.5	(0.4)	1.1
Other	0.5	(0.2)	0.3	0.5	(0.2)	0.3

	$41.8	$(4.4)	$37.4	$41.8	$(3.5)	$38.3

Impairment of Long-Lived Assets

Long-lived assets include property, equipment, capitalized curriculum and software developed or obtained for internal use. In accordance with ASC 360, the Company reviews its recorded long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. If the total of the expected undiscounted future cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between fair value and the carrying value of the asset. There was no impairment for the quarter ended September 30, 2011 and the year ended June 30, 2011.

Fair Value Measurements

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability, in the principal or most advantageous market for the asset or liability, in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1:	Inputs based on quoted market prices for identical assets or liabilities in active markets at the measurement date.

Level 2:

Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:

Inputs reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date. The inputs are unobservable in the market and significant to the instruments valuation.

The carrying values reflected in our consolidated balance sheets for cash and cash equivalents, receivables, and short and long term debt approximate their fair values. The redeemable noncontrolling interest is a result of the Company's venture with Middlebury College to form a new entity, Middlebury Interactive Languages. Under the agreement, Middlebury College has an irrevocable election to sell all (but not less than all) of its Membership Interest to the Company ("put right"). The fair value of the redeemable noncontrolling interest reflects management's best estimate of the redemption value of the put right. The Company has recorded its investment in Web International Education Group, Ltd. (Web) as an available for sale debt security because of our ability to put the investment to other Web shareholders in return for the original $10 million purchase price plus interest. The fair value reflects management's best estimate of the investment in Web.

The following table summarizes certain fair value information at June 30, 2011 for assets and liabilities measured at fair value on a recurring basis:

	Fair Value Measurements Using:
Description	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Input (Level 2)	Significant Unobservable Inputs (Level 3)
	(In thousands)
Redeemable Noncontrolling Interest in Middlebury Joint Venture	$17,200	$—	$—	$17,200
Investment in Web International Education Group	$10,000	$—	$—	$10,000

Total	$27,200	$—	$—	$27,200

The following table summarizes certain fair value information at September 30, 2011 for assets and liabilities measured at fair value on a recurring basis.

	Fair Value Measurements Using:
Description	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Input (Level 2)	Significant Unobservable Inputs (Level 3)
	(In thousands)
Redeemable Noncontrolling Interest in Middlebury Joint Venture	$17,200	$—	$—	$17,200
Investment in Web International Education Group	$10,000	$—	$—	$10,000

Total	$27,200	$—	$—	$27,200

The following table presents activity related to our fair value measurements categorized as Level 3 of the valuation hierarchy, valued on a recurring basis:

	Three Months Ended September 30, 2011
Description	Fair Value June 30, 2011	Purchases, Issuances, and Settlements	Unrealized Gains/(Losses)	Fair Value September 30, 2011
	(In thousands)
Redeemable Noncontrolling Interest in Middlebury Joint Venture	$17,200	—	—	$17,200
Investment in Web International Education Group	$10,000	$—	$—	$10,000

Total	$27,200	$—	$—	$27,200

The fair value of the investment in Web International Education Group (Web) as of September 30, 2011 was estimated to be $10 million. The fair value was measured based on the initial cost of the investment and Web's financial performance since initial investment. There was no underlying change in its estimated market value. There have been no transfers in or out of Level 3 of the hierarchy for the period presented.

The fair value of the Redeemable Noncontrolling Interest in Middlebury Joint Venture was measured in accordance with ASC 480, Distinguishing Liabilities from Equity, and was based upon a valuation from a third party valuation firm as of June 30, 2011. As of September 30, 2011 the Company performed an internal analysis and detemined there was no underlying change in the estimated fair market value. This analysis incorporated a number of assumptions and estimates including the financial results of the joint venture to date.

Net Income Per Common Share

The Company calculates net income per share in accordance with ASC 260. Under ASC 260, basic net income per common share is calculated by dividing net income by the weighted-average number of common shares outstanding during the reporting period. The weighted average number of shares of common stock outstanding includes vested restricted stock awards. Diluted earnings per share reflects the potential dilution that could occur assuming conversion or exercise of all dilutive unexercised stock options and restricted stock awards. The dilutive effect of stock options and restricted stock awards was determined using the treasury stock method. Under the treasury stock method, the proceeds received from the exercise of stock options and restricted stock awards, the amount of compensation cost for future service not yet recognized by the Company, and the amount of tax benefits that would be recorded in additional paid-in capital when the stock options become deductible for income tax purposes are all assumed to be used to repurchase shares of the Company's common stock. Stock options and restricted awards are not included in the computation of diluted earnings per share when they are antidilutive. Common stock outstanding reflected in our consolidated balance sheet includes restricted awards outstanding. Securities that may participate in undistributed earnings with common stock are considered participating securities. Since the Series A Shares participate in all dividends and distributions declared or paid with respect to common stock of the Company (as if a holder of common stock), the Series A Shares meet the definition of participating security under ASC 260 Participating Securities and the Two-Class Method under FASB Statement No. 128. All securities that meet the definition of a participating security, regardless of whether the securities are convertible, non-convertible, or potential common stock securities, are included in the computation of both basic and diluted EPS (as a reduction of the numerator) using the two-class method. Under the two-class method all undistributed earnings in a period are to be allocated to common stock and participating securities to the extent that each security may share in earnings as if all of the earnings for the period had been distributed.

The following schedule presents the calculation of basic and diluted net income per share:

	Three Months Ended September 30,
	2011	2010
	(In thousands except shares and per share data)
Basic earnings per share computation:
Net income — K12	$4,600	$2,198
Amount allocated to participating Series A stockholders	$(330)	$(137)

Income available to common stockholders — basic	$4,270	$2,061

Weighted average common shares — basic historical	35,629,836	30,343,696

Basic net income per share	$0.12	$0.07

Dilutive earnings per share computation:
Net income — K12	$4,600	$2,198
Amount allocated to participating Series A stockholders	$(330)	$(137)

Income available to common stockholders — diluted	$4,270	$2,061

Share computation:
Weighted average common shares — basic historical	35,629,836	30,343,696
Effect of dilutive stock options and restricted stock awards	324,239	461,410

Weighted average common shares outstanding — diluted	35,954,075	30,805,106

Diluted net income per share	$0.12	$0.07

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures, which requires new disclosures for transfers in and out of Level 1 and Level 2 and activity in Level 3 of the fair value hierarchy. ASU 2010-06 requires separate disclosure of the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and a description of the reasons for the transfers. In the reconciliation for fair value measurements using Level 3 inputs, a reporting entity should present separately information about purchases, sales, issuances and settlements. ASU 2010-06 is effective for new disclosures and clarification of existing disclosures for interim and annual periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the Level 3 activity rollforward. The Company adopted the provisions of ASU 2010-06 as of July 1, 2011. The adoption of ASU 2010-06 did not have a material impact on its financial condition, results of operations, and disclosures.

In December 2010, the FASB issued ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment test for Reporting Units with Zero or Negative Carrying Amounts, which provides authoritative guidance on application of a goodwill impairment model when a reporting unit has a zero or negative carrying amount. When a reporting unit has a zero or negative carrying value, Step 2 of the goodwill impairment test should be performed if qualitative factors indicate that it is more likely than not goodwill impairment exists. The Company adopted the provisions of ASU 2010-28 as of July 1, 2011. The adoption of ASU 2010-28 did not have a material impact on its financial condition, results of operations and disclosures.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combination, which provides authoritative guidance on disclosure of supplementary pro forma information for business combinations. The new guidance requires that pro forma financial information should be prepared as if the business combination has occurred as of the beginning of the prior annual period. The Company adopted the provisions of ASU 2010-29 as of July 1, 2011. The adoption of ASU 2010-29 did not have a material impact on its financial condition, results of operations and disclosures.

In June 2011, the FASB issues ASU 2011-05, Presentation of Comprehensive Income, which provides authoritative guidance on disclosure requirements for comprehensive income. This accounting update eliminates the option to present the components of other comprehensive income as part of the statement of shareholders' equity. Instead, the Company must report comprehensive income in either a single continuous statement of comprehensive income which contains two sections, net income and other comprehensive income, or in two separate but consecutive statements. This guidance will be effective for the Company beginning on July 1, 2012. The Company does not expect the guidance to impact its financial condition and results of operations, as it only requires a change in the format of presentation.

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which provides authoritative guidance to simplify how entities, both public and nonpublic, test goodwill for impairment. This accounting update permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. This guidance will be effective for the Company beginning on July 1, 2012, with early adoption permitted. The Company does not expect the guidance to impact its consolidated financial statements.

3.    Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions affecting the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an ongoing basis, we evaluate our estimates and assumptions, including those related to allowance for doubtful accounts, inventory reserves, amortization periods, the allocation of purchase price to the fair value of net assets and liabilities acquired in connection with business combinations, fair values used in asset impairment evaluations, valuation of long-lived assets, fair value of redeemable noncontrolling interest, contingencies, income taxes and stock-based compensation expense. We base our estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances. The results of our analysis form the basis for making assumptions about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

Revenue Recognition and Concentration of Revenues

Revenues are principally earned from long-term contractual agreements to provide on-line curriculum, books, materials, computers and management services to virtual public schools, hybrid schools, traditional schools, school districts, public charter schools and private schools. In addition to providing the curriculum, books and materials, under most contracts, the Company is responsible to the virtual public schools or hybrid schools for all aspects of the management of schools, including monitoring academic achievement, teacher hiring and training, compensation of school personnel, financial management, enrollment processing and procurement of curriculum, equipment and required services. The schools receive funding on a per student basis from the state in which the public school or school district is located. Shipments for schools that occur in the fourth fiscal quarter that are for the upcoming school year are recorded in deferred revenues.

Where the Company has determined that they are the primary obligor for substantially all expenses under these contracts, the Company records the associated per student revenue received by the school from its state funding school district up to the expenses incurred in accordance with ASC 605 (formerly Emerging Issues Task Force (EITF) 99-19, Reporting Revenue Gross as a Principal Versus Net as an Agent). As a result of being the primary obligor, amounts recorded as revenues and instructional costs and services for the years ended June 30, 2011, 2010 and 2009 were $136.1 million, $106.6 million and $92.8 million, respectively. For contracts in which the Company is not the primary obligor, the Company records revenue based on its net fees earned per the contractual agreement.

The Company generates revenues under contracts with virtual public schools and hybrid schools which include multiple elements. These elements include providing each of a school's students with access to the Company's on-line school and the on-line component of lessons; offline learning kits which include books and materials designed to complement and supplement the on-line lessons; the use of a personal computer and associated reclamation services; internet access and technology support services; the services of a state-certified teacher and; all management and technology services required to operate a virtual public school or hybrid school. In certain managed school contracts, our revenue is determined directly by per enrollment funding. As our services are performed over the fiscal year, we generally earn and recognize revenues ratably over that period.

The Company has determined that the elements of our contracts are valuable to schools in combination, but do not have standalone value. As a result, the elements within our multiple-element contracts do not qualify for treatment as separate units of accounting. Accordingly, the Company accounts for revenues received under multiple element arrangements as a single unit of accounting and recognizes the entire arrangement based upon the approximate rate at which we incur the costs associated with each element.

Under the contracts with the schools where the Company provides turnkey management services, the Company has generally agreed to absorb any operating losses of the schools in a given school year. These school operating losses represent the excess of costs incurred over revenues earned by the virtual public schools or hybrid schools as reflected on their financial statements. The costs include Company charges to the schools. The fact that a school has an operating loss in one year does not necessarily mean the Company anticipates losing money on the entire contract, however, a school operating loss may reduce the Company's ability to collect invoices in full. Accordingly, the Company's recognized revenues reflect this reduction. The Company amortizes the estimated school operating loss against revenues based upon the percentage of actual revenues in the period to total estimated revenues for the fiscal year. Management periodically reviews its estimates of full year school revenues and full year school operating expenses and amortizes the net impact of any changes to these estimates over the remainder of the fiscal year. Actual school operating losses may vary from these estimates or revisions, and the impact of these differences could have a material impact on results of operations. Since the end of the school year coincides with the end of the Company's fiscal year, annual revenues are generally based on actual school revenues and actual costs incurred in the calculation of school operating losses. For the years ended June 30, 2011, 2010 and 2009, the Company's revenue included a reduction for these school operating losses of $39.2 million, $32.6 million and $28.3 million, respectively.

On December 1, 2010, the Company acquired The American Education Corporation (AEC), a leading provider of research-based core curriculum for kindergarteners through adult learners. AEC derives revenues from four sources: (1) annual subscription license revenues; (2) license revenues from non-cancelable perpetual license agreements; (3) related professional and support services and (4) hosting services to provide customers with access to its online courses.

We recognize revenue in accordance with ASC 605 when all of the following conditions are met: there is persuasive evidence of an arrangement; delivery has occurred or services have been rendered; the amount of fees to be paid by the customer is fixed and determinable; and the collectability of the fee is probable. Revenue from hosting services is recognized over the term of the hosting agreement.

Revenue from the licensing of curriculum under subscription arrangements where AEC provides online access to curriculum is recognized on a ratable basis over the subscription period starting the later of the first day of the subscription period or when all revenue recognition criteria identified above have been met. Revenue from the licensing of curriculum under subscription and non-cancelable perpetual arrangements where AEC is not providing access via hosting arrangement is recognized when all revenue recognition criteria have been met. Revenue from professional and support services include consulting and training services, which are deferred and recognized ratably over the service period.

Other revenues are generated from individual customers who prepay and have access for 12 or 24 months to curriculum via the Company's Web site. The Company recognizes these revenues pro rata over the maximum term of the customer contract, which is either 12 or 24 months. Revenues from associated offline learning kits are recognized upon shipment.

During the years ended June 30, 2011, 2010 and 2009, approximately 85%, 97% and 94%, respectively, of the Company's revenues were recognized from schools we managed. In fiscal years 2011, we had contracts with two schools that each individually represented approximately 13% of revenues. In fiscal years 2010 and 2009, we had contracts with two schools that each individually represented approximately 14% of revenues. Approximately 12% and 15% of accounts receivable was attributable to a contract with one school as of June 30, 2011 and 2010.

Consolidation

The condensed consolidated financial statements include the accounts of the Company, its wholly-owned and affiliated companies, either owned directly or indirectly, and all controlled subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation.

Shipping and Handling costs

Shipping and handling costs are expensed when incurred and are classified as cost of goods sold in the accompanying consolidated statements of operations. Shipping and handling charges are invoiced to the customer and are included in revenues.

Research and Development Costs

All research and development costs are expensed as incurred including patent application costs in accordance with Statement of Financial Accounting Standards (SFAS) No. 2, Accounting for Research and Development Costs, (codified in ASC 730).

Cash and Cash Equivalents

Cash and cash equivalents generally consist of cash on hand and cash held in money market and demand deposit accounts. For purposes of the statements of cash flows, the Company considers all highly liquid investments with maturities of three months or less when purchased to be cash equivalents. Cash and cash equivalents are maintained at financial institutions and, at times, balances may exceed federally insured limits. We have never experienced any losses related to these balances. All of our non-interest bearing cash balances were fully insured at June 30, 2011 due to a temporary federal program in effect from December 31, 2010 through December 31, 2012. Under the program, there is no limit to the amount of insurance for eligible accounts. Beginning 2013, insurance coverage will revert to $250,000 per depositor at each financial institution, and our non-interest bearing cash balances may again exceed federally insured limits.

Restricted Cash and Cash Equivalents

Restricted cash consists of cash held in escrow pursuant to an agreement with a virtual public school that the Company manages and a purchase agreement with an inventory supplier. The Company established an escrow account for the benefit of the school's sponsoring school district in the event a future claim is made and for the benefit of one of the Company's inventory suppliers for delivery of materials purchased on behalf of the Company.

Allowance for Doubtful Accounts

The Company maintains an allowance for uncollectible accounts primarily for estimated losses resulting from the inability, failure or refusal of individual customers to make required payments. These losses have been within management's expectations. The Company analyzes accounts receivable, historical percentages of uncollectible accounts and changes in payment history when evaluating the adequacy of the allowance for uncollectible accounts. Management believes that an allowance for doubtful accounts of $1.8 million and $1.4 million as of June 30, 2011 and 2010, respectively, is adequate. However, actual write-offs might exceed the recorded allowance.

Inventories

Inventories consist primarily of schoolbooks and curriculum materials, a majority of which are supplied to virtual public schools and hybrid schools and utilized directly by students. Inventories represent items that are purchased and held for sale and are recorded at the lower of cost (first-in, first-out method) or market value. Excess and obsolete inventory reserves are established based upon the evaluation of the quantity on hand relative to demand. The excess and obsolete inventory reserve at June 30, 2011 and 2010 was $2.9 million and $1.9 million, respectively.

Other Current Assets

Other current assets consist primarily of schoolbooks and curriculum materials which are expected to be returned to the Company upon the completion of the school year. Materials not returned are expensed as part of instructional costs and services.

Property and Equipment

Property, equipment and capitalized software development costs are stated at cost less accumulated depreciation and amortization. Depreciation expense is calculated using the straight-line method over the estimated useful life of the asset (or the lesser of the term of the lease and the estimated useful life of the asset for fixed assets under capital leases). Amortization of assets capitalized under capital lease arrangements is included in depreciation expense. Property and equipment are depreciated over the following lives:

Useful Life
Student computers	3 years
Computer hardware	3 years
Computer software	3 years
Web site development costs	3 years
Office equipment	5 years
Furniture and fixtures	7 years
Leasehold Improvements	3-12 years

Leasehold improvements are amortized over the lesser of the lease term or the estimated useful life of the asset. The Company determines the lease term in accordance with ASC 840 (formerly Statement of Financial Accounting Standards (SFAS) No. 13, Accounting for Leases) as the fixed non-cancelable term of the lease plus all periods for which failure to renew the lease imposes a penalty on the lessee in an amount such that renewal appears, at the inception of the lease, to be reasonably assured.

Capitalized Software Development Costs

The Company develops software for internal use. Software development costs incurred during the application development stage are capitalized in accordance with ASC 350 (formerly Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use). The Company amortizes these costs over the estimated useful life of the software which is generally three years. Capitalized software development costs are stated at cost less accumulated amortization.

Capitalized software development additions totaled $9.9 million, $9.3 million and $9.8 million for the years ended June 30, 2011, 2010 and 2009, respectively. Amortization expense for the years ended June 30, 2011, 2010 and 2009 was $8.9 million, $3.9 million and $2.6 million, respectively.

Capitalized Curriculum Development Costs

The Company internally develops curriculum, which is primarily provided as web content and accessed via the Internet. The Company also creates textbooks and other offline materials.

The Company capitalizes curriculum development costs incurred during the application development stage in accordance with ASC 350. ASC 350 provides guidance for the treatment of costs associated with computer software development and defines those costs to be capitalized and those to be expensed. Costs that qualify for capitalization are external direct costs, payroll and payroll-related costs. Costs related to general and administrative functions are not capitalizable and are expensed as incurred. We capitalize curriculum development costs during the design and deployment phases of the project. Many of our new courses leverage off of proven delivery platforms and are primarily content, which has no technological hurdles. As a result, a significant portion of our courseware development costs qualify for capitalization due to the concentration of our development efforts on the content of the courseware.

Technological feasibility is established when we have completed all planning, designing, coding, and testing activities necessary to establish that a course can be produced to meet its design specifications. Capitalization ends when a course is available for general release to our customers, at which time amortization of the capitalized costs begins. The period of time over which these development costs will be amortized is generally five years. This is consistent with the capitalization period used by others in our industry and corresponds with our product development lifecycle.

Total capitalized curriculum development additions were $18.1 million, $13.9 million and $13.9 million for the years ended June 30, 2011, 2010 and 2009, respectively. These amounts are recorded on the accompanying consolidated balance sheet, net of amortization and impairment charges. Amortization and impairment charges are recorded in product development expenses on the accompanying consolidated statement of operations. Amortization expense for the years ended June 30, 2011, 2010 and 2009 were $10.4 million, $5.7 million and $3.4 million, respectively.

Noncontrolling Interest

Earnings or losses attributable to other stockholders of a consolidated affiliated company are classified separately as "noncontrolling interest" in the Company's consolidated statements of operations. Net loss attributable to noncontrolling interest reflects only its share of the after-tax earnings or losses of an affiliated company. Income taxes attributable to noncontrolling interest are determined using the applicable statutory tax rates in the jurisdictions where such operations are conducted. These rates vary from country to country. The Company's consolidated balance sheets reflect noncontrolling interest within the equity section of the consolidated balance sheet rather than in the mezzanine section of the consolidated balance sheet, except for redeemable noncontrolling interest. Noncontrolling interest is classified separately in the Company's statements of equity.

Redeemable Noncontrolling Interests

Noncontrolling interests in subsidiaries that are redeemable outside of the Company's control for cash or other assets are classified outside of permanent equity at fair value. The redeemable noncontrolling interests will be adjusted to their fair value at each balance sheet date. The resulting increases or decreases in the estimated redemption amount are effected by corresponding charges against retained earnings, or in the absence of retained earnings, additional paid-in-capital.

Goodwill and Intangibles

We record as goodwill the excess of purchase price over the fair value of the identifiable net assets acquired. Finite-lived intangible assets acquired in business combinations subject to amortization are recorded at their fair value in accordance with ASU Topic 350. Finite-lived intangible assets include trade names and non-compete agreements. Such intangible assets are amortized on a straight-line basis over their estimated useful lives. As of June 30, 2011 and 2010, finite-lived intangible assets are recorded at $41.8 million and $14.5 million, respectively and accumulated amortization of $3.5 million and $0.4 million, respectively. Amortization expense for the years ended June 30, 2011, 2010 and 2009 was $3.1 million, $0.2 million and $0.1 million, respectively. Future amortization of intangible assets is not yet determinable until a final allocation is completed identifying the finite-lived intangibles and corresponding useful life contributed to AEC (see Note 11). As of June 30, 2011 and 2010, goodwill balances were recorded for at $55.6 million and $1.8 million, respectively

In accordance with ASC 360 (formerly SFAS 144, Accounting for the Impairment or Disposal of Long-Lived Assets) the Company reviews its recorded finite-lived intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. If the total of the expected undiscounted future cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between fair value and the carrying value of the asset.

ASC 350 (formerly SFAS 142, Goodwill and Other Intangible Assets) prescribes a two-step process for impairment testing of goodwill and intangibles with indefinite lives, which is performed annually, as well as when an event triggering impairment may have occurred. Goodwill and intangible assets deemed to have an indefinite life are tested for impairment on an annual basis, or earlier when events or changes in circumstances suggest the carrying amount may not be fully recoverable. The Company has elected to perform its annual assessment on May 31st. For the years ended June 30, 2011, 2010 and 2009 no impairment to goodwill was recorded.

The following table represents goodwill additions during 2010 and 2011:

Amount
($ in millions)
Rollforward of Goodwill
Balance as of June 30, 2009	$0.3
Middlebury Interactive Languages LLC	1.5

Balance as of June 30, 2010	$1.8
KC Distance Learning Corporation	34.5
The American Education Corporation	15.7
International School of Berne	2.8
Cardean Learning Group LLC (through Capital Education LLC)	0.8

Balance as of June 30, 2011	$55.6

Intangible Assets

	2011			2010
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value	Gross Carrying Amount	Accumulated Amortization	Net Carrying Value
Trade names	$23.3	$(1.6)	$21.7	$14.0	$(0.2)	$13.8
Customer and distributor relationships	16.5	(1.3)	15.2	—	—	—
Developed technology	1.5	(0.4)	1.1	—	—	—
Other	0.5	(0.2)	0.3	0.5	(0.2)	0.3

	$41.8	$(3.5)	$38.3	$14.5	$(0.4)	$14.1

Impairment of Long-Lived Assets

Long-lived assets include property, equipment, capitalized curriculum and software developed or obtained for internal use. In accordance with ASC 360, the Company reviews its recorded long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. If the total of the expected undiscounted future cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between fair value and the carrying value of the asset. Impairment charges related to capitalized curriculum development were $0.3 million for the year ended June 30, 2009. There was no impairment for the years ended June 30, 2011 and 2010.

Income Taxes

The Company accounts for income taxes in accordance with ASC 740, Income Taxes, (formerly SFAS No. 109, Accounting for Income Taxes). Under ASC 740, deferred tax assets and liabilities are computed based on the difference between the financial reporting and income tax bases of assets and liabilities using the enacted marginal tax rate. ASC 740 requires that the net deferred tax asset be reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the net deferred tax asset will not be realized.

Sales Taxes

Sales tax collected from customers is excluded from revenues. Collected but unremitted sales tax is included as part of accrued liabilities in the accompanying consolidated balance sheets. Revenues do not include sales tax as the Company considers itself a pass-through conduit for collecting and remitting sales tax.

Stock-Based Compensation

We adopted ASC 718 (formerly SFAS 123(R), Share-Based Payment (Revised 2004)) using the modified prospective method as of July 1, 2006. Under this method, compensation cost is recognized based on the requirements of SFAS 123R for all share-based awards granted subsequent to July 1, 2006, and for all awards granted, but not vested, prior to July 1, 2006.

Advertising and Marketing Expenses

Advertising and marketing costs consist primarily of internet advertising, online marketing, direct mail, print media and television commercials and are expensed when incurred.

Net Income Per Common Share

The Company calculates net income per share in accordance with ASC 260 (formerly SFAS 128, Earnings Per Share). Under ASC 260, basic net income per common share is calculated by dividing net income by the weighted-average number of common shares outstanding during the reporting period. The weighted average number of shares of common stock outstanding includes vested restricted stock awards. Diluted earnings per share reflects the potential dilution that could occur assuming conversion or exercise of all dilutive unexercised stock options and warrants. The dilutive effect of stock options, restricted stock awards, and warrants was determined using the treasury stock method. Under the treasury stock method, the proceeds received from the exercise of stock options and restricted stock awards, the amount of compensation cost for future service not yet recognized by the Company, and the amount of tax benefits that would be recorded in additional paid-in capital when the stock options become deductible for income tax purposes are all assumed to be used to repurchase shares of the Company's common stock. Stock options and restricted awards are not included in the computation of diluted earnings per share when they are antidilutive. Common stock outstanding reflected in our consolidated balance sheet includes restricted awards outstanding. Securities that may participate in undistributed earnings with common stock are considered participating securities. Since the Series A Shares participate in all dividends and distributions declared or paid with respect to common stock of the Company (as if a holder of common stock), the Series A Shares meet the definition of participating security under ASC 260 Participating Securities and the Two-Class Method under FASB Statement No. 128. All securities that meet the definition of a participating security, regardless of whether the securities are convertible, non-convertible, or potential common stock securities, are included in the computation of both basic and diluted EPS (as a reduction of the numerator) using the two-class method. Under the two-class method all undistributed earnings in a period are to be allocated to common stock and participating securities to the extent that each security may share in earnings as if all of the earnings for the period had been distributed.

The following schedule presents the calculation of basic and diluted net income per share:

	Year Ended June 30,
	2011	2010	2009
	(In thousands except shares and per share data)
Basic earnings per share computation:
Net income — K12	$12,792	$21,525	$12,315
Amount allocated to participating Series A stockholders	$(1,031)	$—	$—

Income available to common stockholders — basic	$11,761	$21,525	$12,315

Weighted average common shares — basic historical	31,577,758	29,791,973	28,746,188

Basic net income per share	$0.37	$0.72	$0.43

Dilutive earnings per share computation:
Net income — K12	$12,792	$21,525	$12,315
Amount allocated to participating Series A stockholders	$(1,031)	$—	$—

Income available to common stockholders — diluted	$11,761	$21,525	$12,315

Share computation:
Weighted average common shares — basic historical	31,577,758	29,791,973	28,746,188
Effect of dilutive stock options and restricted stock awards	537,003	456,710	893,786

Weighted average common shares outstanding — diluted	32,114,761	30,248,683	29,639,974

Diluted net income per share	$0.37	$0.71	$0.42

The number of shares of common stock outstanding at June 30, 2011 is 35,927,452.

As of June 30, 2011, 2010 and 2009, the shares of common stock issuable in connection with stock options of 317,913, 1,048,749 and 1,001,259 respectively, were not included in the diluted loss per common share calculation since their effect was anti-dilutive.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

Fair Value Measurements

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability, in the principal or most advantageous market for the asset or liability, in an orderly transaction between market participants at the measurement date. ASC 820 also establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

ASC 820 describes three levels of inputs that may be used to measure fair value:

Level 1:	Inputs based on quoted market prices for identical assets or liabilities in active markets at the measurement date.

Level 2:	Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3:	Inputs reflect management's best estimate of what market participants would use in pricing the asset or liability at the measurement date. The inputs are unobservable in the market and significant to the instruments valuation.

The carrying values reflected in our consolidated balance sheets for cash and cash equivalents, receivables, inventory and short and long term debt approximate their fair values.

The redeemable noncontrolling interest is a result of the Company's venture with Middlebury College to form a new entity, Middlebury Interactive Languages (see Note 11). Under the agreement, Middlebury College has an irrevocable election to sell all (but not less than all) of its Membership Interest to the Company (put right). The fair value of the redeemable noncontrolling interest reflects management's best estimate of the redemption of the put right.

The following table summarizes certain fair value information at June 30, 2010 for assets and liabilities measured at fair value on a recurring basis.

	Fair Value Measurements Using:
Description	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Input (Level 2)	Significant Unobservable Inputs (Level 3)
	(In thousands)
Redeemable Noncontrolling Interest in Middlebury Joint Venture	$17,374	$—	$—	$17,374

The following table summarizes certain fair value information at June 30, 2011 for assets and liabilities measured at fair value on a recurring basis.

	Fair Value Measurements Using:
Description	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Input (Level 2)	Significant Unobservable Inputs (Level 3)
	(In thousands)
Redeemable Noncontrolling Interest in Middlebury Joint Venture	$17,200	$—	$—	$17,200
Investment in Web International Education Group	10,000	$—	$—	10,000

Total	$27,200	$—	$—	$27,200

The following table presents activity related to our fair value measurements categorized as Level 3 of the valuation hierarchy, valued on a recurring basis, for the fiscal year ended June 30, 2011. The fair value of the investment in Web International Educational Group (Web) as of June 30, 2011 was estimated to be $10.0 million. The fair value was measured based on the initial cost of the investment and Web's financial performance since the initial investment. There was no underlying change in its estimated market value.

	Fair Value June 30, 2010	Purchases, Issuances, and Settlements	Net Unrealized Gains/(Losses)	Fair Value June 30, 2011
	(In thousands)
Investment in Web International Education Group	$—	$10,000	$—	$10,000
Redeemable Noncontrolling Interest in Middlebury Joint Venture	$17,374	$—	$(174)	$17,200

Total	$17,374	$10,000	$(174)	$27,200

The fair value of the investment in Web International Education Group (Web) as of June 30, 2011 was estimated to be $10 million. The fair value was measured based on the initial cost of the investment and Web's financial performance since initial investment. There was no underlying change in its estimated market value.

The fair value of the Redeemable Noncontrolling Interest in Middlebury Joint Venture was measured in accordance with ASC 480, Distinguishing Liabilities from Equity, and was based upon a valuation from a third party valuation firm. In determining the fair value, the valuation incorporated a number of assumptions and estimates including an income-based valuation approach. As of June 30, 2011 the fair value was estimated at $17.2 million.

Retrospective Implementation of New Accounting Standards

The consolidated financial statements and footnotes reflect adjustments required for the retrospective application of a new accounting pronouncement that became effective for the Company on July 1, 2009. ASC Section 810-10-65, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51, requires reclassification of the Company's minority interest to noncontrolling interest component of total equity and that the noncontrolling interest in the Company's operating results be presented as an allocation of the Company's operating results.

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures, which requires new disclosures for transfers in and out of Level 1 and Level 2 and activity in Level 3 of the fair value hierarchy. ASU 2010-06 requires separate disclosure of the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and a description of the reasons for the transfers. In the reconciliation for fair value measurements using Level 3 inputs, a reporting entity should present separately information about purchases, sales, issuances and settlements. ASU 2010-06 is effective for new disclosures and clarification of existing disclosures for interim and annual periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the Level 3 activity rollforward. The provisions of ASU 2010-06 related to new disclosures and clarification of existing disclosures was adopted by the Company beginning January 1, 2010. As ASU 2010-06 relates only to disclosure, the adoption of these provisions did not have a material impact on its financial condition, results of operations, and disclosures. The provisions of ASU 2010-06 related to Level 3 rollforward activity are effective for fiscal years beginning after December 31, 2010 and will be effective for the Company on July 1, 2011. The Company is currently evaluating the impact that the adoption of ASU 2010-06 will have on our disclosures.

In December 2010, the FASB issued ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment test for Reporting Units with Zero or Negative Carrying Amounts, which provides authoritative guidance on application of goodwill impairment model when a reporting unit has a zero or negative carrying amount. When a reporting unit has a zero or negative carrying value, Step 2 of the goodwill impairment test should be performed if qualitative factors indicate that it is more likely than not a goodwill impairment exists. The guidance is effective for the Company beginning on July 1, 2011. The Company is currently evaluating the potential impact, if any, of the adoption of ASU 2010-28 will have on our financial condition, results of operations, and disclosures.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combination, which provides authoritative guidance on disclosure of supplementary pro forma information for business combinations. The new guidance requires that pro forma financial information should be prepared as if the business combination has occurred as of the beginning of the prior annual period. The guidance is effective for the Company for business combinations with acquisition dates beginning July 1, 2011. The company is currently evaluating the potential impact, if any, of the adoption, of ASU 2010-29 will have on disclosures for future business combinations.

In June 2011, the FASB issues ASU 2011-05, Presentation of Comprehensive Income, which provides authoritative guidance on disclosure requirements for comprehensive income. This accounting update eliminates the option to present the components of other comprehensive income as part of the statement of shareholders' equity. Instead, the Company must report comprehensive income in either a single continuous statement of comprehensive income which contains two sections, net income and other comprehensive income, or in two separate but consecutive statements. This guidance will be effective for the Company beginning on July 1, 2012. The Company does not expect the guidance to impact its consolidated financial statements, as it only requires a change in the format of presentation.

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which provides authoritative guidance to simplify how entities, both public and nonpublic, test goodwill for impairment. This accounting update permits an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test. This guidance will be effective for the Company beginning on July 1, 2012, with early adoption permitted. The Company does not expect the guidance to impact its consolidated financial statements.